Exhibit 10.2 EXECUTION COPY

August 3, 2015

Twin Disc, Incorporated
1328 Racine Street
Racine, Wisconsin  53403
Attention: Mr. Jeffrey S. Knutson

Re:           Amendment No. 1 to Amended and Restated Note Purchase and Private Shelf Agreement

Ladies and Gentlemen:

This letter amendment (this “Letter”) makes reference to that certain Amended and Restated Note Purchase and Private Shelf Agreement dated as of June 30, 2014, the (“Note Agreement”), among The Prudential Insurance Company of America, Prudential Investment Management, Inc., Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Security Benefit Life Insurance Company, Inc., Prudential Annuities Life Assurance Corporation, Mutual of Omaha Insurance Company (collectively, the “Holders” and each, a “Holder”) and Twin Disc, Incorporated, a Wisconsin corporation (the “Company”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Note Agreement, as amended hereby.

The Company has requested that the Holders amend the Note Agreement as set forth below.  Subject to the terms and conditions hereof, the Holders are willing to agree to such requests.

Accordingly, and in accordance with the provisions of paragraph 11C of the Note Agreement, the parties hereto agree as follows:

SECTION 1.                                Amendments. Effective upon the Effective Date (as defined in Section 2 below), the Holders party hereto and the Company agree that the Note Agreement is amended as follows:

1.1 The definition of “Credit Agreement” in paragraph 10B of the Note Agreement is amended and restated in its entirety as follows:

“Credit Agreement” shall mean the Credit Agreement, dated as of June 30, 2014 by and among the Company, Twin Disc International, S.A., a Belgian corporation, and Bank, as amended by the First Amendment to Credit Agreement and as further amended, restated, supplemented or otherwise modified from time to time.

1.2 The definition of “EBITDA” in paragraph 10B of the Note Agreement is amended and restated in its entirety as follows:

“EBITDA” shall mean the sum of (i) Net Income plus (ii) solely with respect to periods of four consecutive fiscal quarters ending on and including June 30, 2015 to and including March 25, 2016, $3,300,000, plus (iii) to the extent deducted in the calculation of Net Income, (a) interest expense, (b) depreciation and amortization expense, and (c) income tax expense; provided, however, such expenses are acceptable to the Required Holder(s) in their discretion.  For purposes of calculating EBITDA for any period of four consecutive quarters, if during such period the Company or any Subsidiary shall have consummated and closed an acquisition permitted under paragraph 6C, EBITDA for such period shall be calculated after giving pro forma effect thereto as if such acquisition occurred on the first day of such period, with adjustments made by the Company and approved by the Required Holder(s) in their judgment (which approval shall not be unreasonably withheld), all as determined for the Company and its Subsidiaries on a consolidated basis for the four fiscal quarters ending on the date of determination, without duplication, and in accordance with generally accepted accounting principles applied on a consistent basis.

1.3 Paragraph 10B of the Note Agreement is amended by adding the following new definition thereto in alphabetical order:

“First Amendment to Credit Agreement”  shall mean the First Amendment to Credit Agreement, dated as of July 31,2015 by and among the Company, Twin Disc International, S.P.R.L., successor by conversion to Twin Disc International, S.A and the Bank.

SECTION 2.                                Effectiveness.  The amendments in Section 1 of this Letter shall become effective on the date (the “Effective Date”) of satisfaction of the following:

(a)           Receipt by each Holder party hereto copies of counterparts of this Letter executed by the Company and the Required Holders; and

(b)           Receipt by each Holder party hereto of (i)  a copy of the First Amendment to Credit Agreement duly executed by the Company, Twin Disc International, S.P.R.L., successor by conversion to Twin Disc International, S.A.. and the Bank and (ii) a copy of a consent under the Credit Agreement consenting to the amendments set forth herein and otherwise in form and substance reasonably satisfactory to the Required Holders, duly executed by the Bank, and such consent shall be in full force and effect.

SECTION 3.                                Representations and Warranties. The Company represents and warrants to the Holders that, after giving effect hereto (a) each representation and warranty set forth in paragraph 8 of the Note Agreement is true and correct as of the date of the execution and delivery of this Letter by the Company with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date), (b) no Event of Default or Default exists and (c) neither the Company nor any of its Subsidiaries has paid or agreed to pay, and neither the Company nor any of its Subsidiaries will pay or agree to pay, any fees or other consideration to any Person in connection with the amendments or consents referenced in Section 2(b) hereof.

SECTION 4.                                Reference to and Effect on Note Agreement.  Upon the effectiveness of the amendments made in this Letter, each reference to the Note Agreement in any other document, instrument or agreement shall mean and be a reference to the Note Agreement as modified by this Letter.  Except as specifically set forth in Section 1 hereof, the Note Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.  The Company hereby represents and warrants that all necessary or required consents to this Letter have been obtained and are in full force and effect.  Except as specifically stated in Section 1 of this Letter, the execution, delivery and effectiveness of this Letter shall not (a) amend the Note Agreement or any Note, (b) operate as a waiver of any right, power or remedy of the holder of any Note, or (c) constitute a waiver of, or consent to any departure from, any provision of the Note Agreement or any Note at any time.  The execution, delivery and effectiveness of this Letter shall not be construed as a course of dealing or other implication that any Holder has agreed to or is prepared to grant any amendments to the Note Agreement or any Note in the future, whether or not under similar circumstances.

SECTION 5.                                Expenses. The Company hereby confirms its obligations under the Note Agreement, whether or not the transactions hereby contemplated are consummated, to pay, promptly after request by any Holder, all reasonable out-of-pocket costs and expenses, including attorneys’ fees and expenses, incurred by the Holders in connection with this Letter or the transactions contemplated hereby, in enforcing any rights under this Letter, or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Letter or the transactions contemplated hereby.  The obligations of the Company under this Section 5 shall survive transfer by any Holder of any Note and payment of any Note.

SECTION 6.                                Governing Law.  THIS LETTER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS OF SUCH STATE WHICH WOULD OTHERWISE CAUSE THIS LETTER TO BE CONSTRUED OR ENFORCED OTHER THAN IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Counterparts; Section Titles.  This Letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together  shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Letter by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Letter. The section titles contained in this Letter are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

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00137059.DOCX v.4

Very truly yours,

THE PRUDENTIAL INSURANCE COMPANY

   OF AMERICA

By: ___________________________________

Vice President

PRUDENTIAL INVESTMENT MANAGEMENT INC.

By: ___________________________________

Vice President

PRUCO LIFE INSURANCE COMPANY

By:  ___________________________________
Assistant Vice President

PRUCO LIFE INSURANCE COMPANY OF

  NEW JERSEY

By:  ___________________________________
Assistant Vice President

SECURITY BENEFIT LIFE INSURANCE
  COMPANY, INC.

By:           Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:           Prudential Private Placement Investors, Inc.
(as its General Partner)

By:  ______________________________
Vice President

PRUDENTIAL ANNUITIES LIFE

   ASSURANCE CORPORATION

By:           Prudential Investment Management, Inc.,
(as Investment Manager)

By:______________________________
Vice President

MUTUAL OF OMAHA INSURANCE
  COMPANY

By:           Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:           Prudential Private Placement Investors, Inc.
(as its General Partner)

By:  ______________________________
Vice President

00137059.DOCX v.4                                                       Signature Page
Amendment No. 1 to  Amended and Restated Twin Disc Note Agreement

THE LETTER IS AGREED TO

AND ACCEPTED BY:

TWIN DISC, INCORPORATED

By: ______________________________
Name: ___________________________
Title: ____________________________

00137059.DOCX v.4                                                       Signature Page
Amendment No. 1 to  Amended and Restated Twin Disc Note Agreement